Exhibit 10.1

Execution Version

FIFTH AMENDMENT AND JOINDER TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT AND JOINDER TO CREDIT AGREEMENT (this “Fifth Amendment and Joinder”), dated as of March 6, 2015, is by and among NEW MEDIA HOLDINGS I LLC, a Delaware limited liability company (“Holdings”), NEW MEDIA HOLDINGS II LLC, a Delaware limited liability company (the “Borrower”), certain Subsidiaries of Holdings party hereto (together with Holdings, collectively, the “Guarantors”), HSBC BANK USA, NATIONAL ASSOCIATION (“HSBC”), DEUTSCHE BANK AG NEW YORK BRANCH (“DB” and together with HSBC, the “Additional Lenders”) and CITIZENS BANK OF PENNSYLVANIA, as administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrower, Holdings, certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain credit agreement dated as of June 4, 2014 (as previously amended or modified pursuant to that certain letter agreement dated as of July 17, 2014, that certain First Amendment dated as of September 3, 2014, that certain Second Amendment dated as of November 20, 2014, that certain Third Amendment dated as of January 9, 2015 and that certain Fourth Amendment dated as of February 13, 2015 and as further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, pursuant to Section 2.24 of the Credit Agreement, the Borrower has notified the Administrative Agent that it is requesting an Incremental Revolving Credit Commitment in an aggregate principal amount of $15,000,000 (the “Fifth Amendment Incremental Revolver Increase”);

WHEREAS, the Borrower has requested that the Administrative Agent and the Additional Lenders amend the Credit Agreement to effect such amendments as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the Fifth Amendment Incremental Revolver Increase; and

WHEREAS, the Additional Lenders are willing to provide the Fifth Amendment Incremental Revolver Increase.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENT

1.1 Fifth Amendment. This Fifth Amendment and Joinder constitutes an “Incremental Amendment” pursuant to Section 2.24 of the Credit Agreement.

1.2 Amendments to Recitals to Credit Agreement. From and after the Fifth Amendment Effective Date (as hereinafter defined), the first whereas clause in the recitals to the Credit Agreement is amended pursuant to this Fifth Amendment and Joinder to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth below:

WHEREAS, the Borrower has requested the Lenders to extend credit in the form of (i) Initial Term Loans in an aggregate principal amount of $200,000,000, (ii) First Amendment Incremental Term Loans in an aggregate principal amount of $25,000,000, (iii) Third Amendment Incremental Term Loans in an aggregate principal amount as of the Third Amendment Effective Date of $102,000,000, (iv) Fourth Amendment Replacement Term Loans in an initial aggregate principal amount of $327,000,000 (with a current balance of $325,875,000) which Fourth Amendment Replacement Term Loans replace the Initial Term Loans, the First Amendment Incremental Term Loans and the Third Amendment Incremental Term Loans in accordance with the terms of Section 9.1(d) of this Agreement ~~and~~, (v) Revolving Credit Commitments in an initial aggregate principal amount of $25,000,000 (which may be used for the issuance of one or more Letters of Credit from time to time and one or more Swing Line Loans from time to time), which Revolving Credit Commitments shall be increased to $75,000,000 as of the Third Amendment Effective Date by an Incremental Revolving Credit Commitment of $50,000,000 (such increase, the “Third Amendment Incremental Revolver Increase” and the Revolving Credit Loans made thereunder, the “Third Amendment Incremental Revolving Credit Loans”) and which Third Amendment Incremental Revolving Credit Loans have been repaid prior to the Conversion Date and the Third Amendment Incremental Revolver Increase automatically terminated in accordance with Section 2.2(a)(ii) and (vi) additional Revolving Credit Commitments in an aggregate principal amount of $15,000,000 as of the Fifth Amendment Effective Date (such increase, the “Fifth Amendment Incremental Revolver Increase”);

1.3 Amendment to Definitions. From and after the Fifth Amendment Effective Date (as hereinafter defined), the following definitions in the Credit Agreement are amended pursuant to this Fifth Amendment and Joinder to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth below:

“Incremental Revolving Credit Commitments” has the meaning set forth in Section 2.24(a) and shall include the Fifth Amendment Incremental Revolver Increase.

“Maturity Date” means (i) with respect to the Fourth Amendment Replacement Term Loans, the sixth anniversary of the Closing Date; (ii) with respect to the Revolving Credit Facility, the fifth anniversary of the Closing Date (the “Revolving Credit Maturity Date”); (iii) with respect to any tranche of Extended Term Loans, Extended Revolving Credit Commitments, the final maturity date as specified in the applicable Extension Request accepted by the respective Lender or Lenders and (iv) with respect to any Incremental Loans or Incremental Revolving Credit Commitments (other than the Fifth Amendment Incremental Revolver Increase), the final maturity date as specified in the applicable Incremental Amendment; provided that, in each case, if such day is not a Business Day, the applicable Maturity Date shall be the Business Day immediately succeeding such day.

“Revolving Credit Commitment” means as to any Lender, the obligation of such Lender, if any, to make Revolving Credit Loans and participate in Swing Line Loans and Letters of Credit, in an aggregate principal and/or face amount not to exceed the amount set forth under the heading “Revolving Credit Commitment” opposite such Lender’s name on Schedule 2.2, or, as the case may be, in the Assignment and Acceptance pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The aggregate amount of the Total Revolving Credit Commitments as of the ~~Fourth~~Fifth Amendment Effective Date is $~~25,000,000.~~40,000,000.

“Revolving Credit Facility” means, at any time, the aggregate amount of the Revolving Credit Commitments (including the Fifth Amendment Incremental Revolver Increase) at such time.

1.4 Amendments to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definitions:

“Fifth Amendment” means that certain Fifth Amendment and Joinder to Credit Agreement dated as of the Fifth Amendment Effective Date, by and among Holdings, the Borrower, the other Loan Parties party thereto, the Additional Lenders (as defined therein) and the Administrative Agent.

“Fifth Amendment Effective Date” means March 6, 2015.

“Fifth Amendment Incremental Revolver Increase” has the meaning set forth in the recitals hereto.

1.5 Amendments to Schedule 2.2. From and after the Fifth Amendment Effective Date, Schedule 2.2 to the Credit Agreement attached as Annex A to this Fifth Amendment and Joinder shall replace Schedule 2.2 to the Credit Agreement to reflect amendments pursuant to this Fifth Amendment and Joinder. All other Schedules to the Credit Agreement shall not be modified or otherwise affected.

1.6 Credit Agreement Governs. The Fifth Amendment Incremental Revolver Increase shall have identical terms as the existing Revolving Credit Facility and shall otherwise be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Loan Parties or any provisions regarding the rights of the Lenders, of the Credit Agreement and the other Loan Documents.

ARTICLE II

ADDITIONAL LENDER JOINDER

2.1 Joinder. The Additional Lenders have agreed to provide a Revolving Credit Commitments to the Borrower in the aggregate amount of $15,000,000 (the “Additional Lender Commitment Amount”). By its signature to this Fifth Amendment and Joinder, each Additional Lender hereby joins the Credit Agreement as a Revolving Credit Lender, and establishes a Revolving Credit Commitment to the Borrower in the amount of the Additional Lender Commitment Amount set forth on Schedule 2.2 to the Credit Agreement, as amended by this Fifth Amendment and Joinder. Each Additional Lender shall be a party to, and bound by, the Credit Agreement as a Lender thereunder as of the Fifth Amendment Effective Date.

2.2 Representations and Warranties. Each Additional Lender represents and warrants to the Administrative Agent and the Borrower that this Amendment has been duly authorized, executed and delivered by each of them and that the Credit Agreement, as modified by this Amendment, constitutes the legal, valid and binding obligation of such Additional Lender, enforceable against it in accordance with its terms.

2.3 Lack of Reliance on the Administrative Agent. Each Additional Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Joinder and become a Lender under the Credit Agreement. Each Additional Lender acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, continue to make its own decisions in taking or not taking any action under the Credit Agreement or any other Loan Document.

2.4 Foreign Lenders. To the extent that any Additional Lender is a Foreign Lender, it certifies that it has delivered all applicable forms and perform all other actions required under Section 2.18 of the Credit Agreement.

2.5 Appointment of Administrative Agent. Each Additional Lender hereby irrevocably designates and appoints the Administrative Agent as the agent of such Additional Lender under the Credit Agreement and the other Loan Documents, and such Additional Lender irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of the Credit Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of the Credit Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto.

2.6 Notice Address. The address for each Additional Lender for purposes of all notices and other communications is as set forth on an administrative questionnaire delivered by such Additional Lender to the Administrative Agent.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

3.1 Closing Conditions. This Fifth Amendment and Joinder shall become effective as of the day and year set forth above (the “Fifth Amendment Effective Date”) upon satisfaction (or waiver) of the following conditions (in each case, in form and substance reasonably acceptable to the Administrative Agent):

(a) Executed Fifth Amendment and Joinder. The Administrative Agent shall have received a copy of this Fifth Amendment and Joinder duly executed by each of the Loan Parties, the Administrative Agent and the Additional Lenders.

(b) Fifth Amendment Incremental Revolving Credit Commitment Conditions. The conditions set forth in Section 2.24 of the Credit Agreement shall have been satisfied.

(c) Fees and Expenses.

(i) The Borrower shall have paid, or cause to be paid, or shall have arranged for such payment in a manner reasonably satisfactory to the Administrative Agent, all fees due and payable on the Fifth Amendment Effective Date pursuant to the terms of the Credit Agreement, as amended by this Fifth Amendment and Joinder.

(ii) The Administrative Agent shall have received from the Borrower such other fees and expenses that are due and payable in connection with the consummation of the transactions contemplated hereby and King & Spalding LLP shall have received from the Borrower payment of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Fifth Amendment and Joinder.

(d) Closing Certificates. The Administrative Agent shall have received for each Loan Party a certificate (A) certifying that the articles of incorporation or other organizational documents, as applicable, of each Loan Party that were delivered on the Closing Date (or later date, as applicable) remain true and complete as of the Fifth Amendment Effective Date (or certified updates as applicable), (B) certifying that the bylaws, operating agreements or partnership agreements of each Loan Party that were delivered on the Closing Date (or later date, as applicable) remain true and correct and in force and effect as of the Fifth Amendment Effective Date (or certified updates as applicable), (C) attaching copies of the resolutions of the board of directors or comparable managing body of each Loan Party approving and adopting this Fifth

Amendment and Joinder, the transactions contemplated herein and authorizing execution and delivery hereof, and certifying such resolutions to be true and correct and in force and effect as of the Fifth Amendment Effective Date and (D) certifying that each officer listed in the incumbency certification contained in each Loan Party’s secretary’s certificate, delivered on the Closing Date (or later date, as applicable) remains a duly elected and qualified officer of such Loan Party and such officer remains duly authorized to execute and deliver on behalf of such Loan Party the Fifth Amendment and Joinder or attaching a new incumbency certificate for each officer signing this Fifth Amendment and Joinder.

(e) Legal Opinion. The Administrative Agent shall have received, in form and substance reasonably acceptable to the Administrative Agent, the legal opinion of Cleary Gottlieb Steen & Hamilton LLP, New York counsel to Holdings, the Borrower and the Restricted Subsidiaries. Such legal opinion (A) shall cover such matters incident to the Transactions as the Administrative Agent may reasonably require to the extent such opinions are customary for transactions of the type contemplated by this Fifth Amendment and Joinder and (B) shall be addressed to the Administrative Agent, the Issuing Bank and the Lenders (including the Additional Lenders).

(f) Good Standings. The Administrative Agent shall have received for each Loan Party customary “bring-down” certificates of good standing, existence or its equivalent with respect to such Loan Party in its state of incorporation or organization, as applicable.

ARTICLE IV

MISCELLANEOUS

4.1 Amended Terms. On and after the Fifth Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Fifth Amendment and Joinder. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

4.2 Representations and Warranties of the Loan Parties. The Loan Parties hereby represent and warrant that (a) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects on and as of the Fifth Amendment Effective Date as if made on and as of such date, except to the extent that any such representation and warranty specifically relates to an earlier date, in which case such representation and warranty was true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representation and warranty that is already qualified or modified by materiality in the text thereof, and (b) no Default or Event of Default has occurred and is continuing on the Amendment Effective Date or after giving effect to this Amendment.

4.3 Existing Letters of Credit. Attached hereto as Annex B is a list of each of the letters of credit that have been issued under the Credit Agreement from the Closing Date through the Fifth Amendment Effective Date, in each case, described by date of issuance, letter of credit number, amount, beneficiary and the date of expiry.

4.4 Reaffirmation of Obligations. Each Loan Party hereby ratifies the Credit Agreement and each other Loan Document and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement and each other Loan Document applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

4.5 Loan Document. This Fifth Amendment and Joinder shall constitute a Loan Document under the terms of the Credit Agreement.

4.6 Expenses. The Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Fifth Amendment and Joinder, including without limitation the reasonable and documented fees and expenses of the Administrative Agent’s legal counsel.

4.7 Further Assurances. The Loan Parties agree to promptly take such action, upon the reasonable request of the Administrative Agent, as is necessary to carry out the intent of this Fifth Amendment and Joinder.

4.8 Entirety. This Fifth Amendment and Joinder and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

4.9 Counterparts; Telecopy. This Fifth Amendment and Joinder may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Fifth Amendment and Joinder by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

4.10 GOVERNING LAW. THIS FIFTH AMENDMENT AND JOINDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

4.11 Successors and Assigns. This Fifth Amendment and Joinder shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

4.12 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 9.12 and 9.18 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF the parties hereto have caused this Fifth Amendment and Joinder to be duly executed on the date first above written.

BORROWER:	NEW MEDIA HOLDINGS II LLC

	By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	Chief Executive Officer

GUARANTORS:	NEW MEDIA HOLDINGS I LLC

	By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	Chief Executive Officer

LOCAL MEDIA GROUP HOLDINGS LLC
LOCAL MEDIA GROUP, INC.
SEACOAST NEWSPAPERS, INC.
LMG MASSACHUSETTS, INC.
LMG PENNSYLVANIA MANAGEMENT, INC.
THE INQUIRER AND MIRROR, INC.
LMG PENNSYLVANIA HOLDINGS, INC.
LMG PENNSYLVANIA, L.P., by its general partner, LMG Pennsylvania Management, Inc.
THE MAIL TRIBUNE, INC.
LMG NATIONAL PUBLISHING, INC.
THE NICKEL OF MEDFORD, INC.
LMG STOCKTON, INC.

	By:	/s/ Kirk A. Davis
	Name:	Kirk A. Davis
	Title:	Chief Executive Officer & President

NEW MEDIA HOLDINGS II LLC

FIFTH AMENDMENT AND JOINDER TO CREDIT AGREEMENT

COPLEY OHIO NEWSPAPERS, INC.

ENHE ACQUISITION, LLC

ENTERPRISE NEWSMEDIA HOLDING, LLC

ENTERPRISE NEWSMEDIA, LLC

ENTERPRISE PUBLISHING COMPANY, LLC

GATEHOUSE MEDIA ARKANSAS HOLDINGS, INC.

GATEHOUSE MEDIA CALIFORNIA HOLDINGS, INC.

GATEHOUSE MEDIA COLORADO HOLDINGS, INC.

GATEHOUSE MEDIA CONNECTICUT HOLDINGS, INC.

GATEHOUSE MEDIA CORNING HOLDINGS, INC.

GATEHOUSE MEDIA DELAWARE HOLDINGS, INC.

GATEHOUSE MEDIA DIRECTORIES HOLDINGS, INC.

GATEHOUSE MEDIA FLORIDA HOLDINGS, INC.

GATEHOUSE MEDIA FREEPORT HOLDINGS, INC.

GATEHOUSE MEDIA HOLDCO, LLC

GATEHOUSE MEDIA ILLINOIS HOLDINGS II, INC.

GATEHOUSE MEDIA ILLINOIS HOLDINGS, INC.

GATEHOUSE MEDIA INTERMEDIATE HOLDCO, LLC

GATEHOUSE MEDIA IOWA HOLDINGS, INC.

GATEHOUSE MEDIA KANSAS HOLDINGS II, INC.

GATEHOUSE MEDIA KANSAS HOLDINGS, INC.

GATEHOUSE MEDIA LANSING PRINTING, INC.

GATEHOUSE MEDIA LOUISIANA HOLDINGS, INC.

GATEHOUSE MEDIA MANAGEMENT SERVICES, INC.

GATEHOUSE MEDIA MICHIGAN HOLDINGS II, INC.

GATEHOUSE MEDIA MICHIGAN HOLDINGS, INC.

GATEHOUSE MEDIA MINNESOTA HOLDINGS, INC.

GATEHOUSE MEDIA MISSOURI HOLDINGS II, INC.

GATEHOUSE MEDIA MISSOURI HOLDINGS, INC.

GATEHOUSE MEDIA MASSACHUSETTS I, INC.

GATEHOUSE MEDIA MASSACHUSETTS II, INC.

GATEHOUSE MEDIA NEBRASKA HOLDINGS, INC.

GATEHOUSE MEDIA VIRGINIA HOLDINGS, INC.

GATEHOUSE MEDIA NEW YORK HOLDINGS, INC.

GATEHOUSE MEDIA NORTH DAKOTA HOLDINGS, INC.

GATEHOUSE MEDIA OHIO HOLDINGS, INC.

GATEHOUSE MEDIA OKLAHOMA HOLDINGS, INC.

GATEHOUSE MEDIA OPERATING, LLC

GATEHOUSE MEDIA PENNSYLVANIA HOLDINGS, INC.

GATEHOUSE MEDIA SUBURBAN NEWSPAPERS, INC.

GATEHOUSE MEDIA TENNESSEE HOLDINGS, INC.

GATEHOUSE MEDIA TEXAS HOLDINGS, INC.

GATEHOUSE MEDIA VENTURES, INC.

GATEHOUSE MEDIA, LLC

GEORGE W. PRESCOTT PUBLISHING COMPANY, LLC

LIBERTY SMC, L.L.C.

LOW REALTY, LLC

LRT FOUR HUNDRED, LLC

MINERAL DAILY NEWS TRIBUNE, INC.

NEWS LEADER, INC.

SUREWEST DIRECTORIES

TERRY NEWSPAPERS, INC.

THE PEORIA JOURNAL STAR, INC.

By:	/s/ Kirk A. Davis
Name:	Kirk A. Davis
Title:	Chief Executive Officer & Chief Operating Officer

NEW MEDIA HOLDINGS II LLC

FIFTH AMENDMENT AND JOINDER TO CREDIT AGREEMENT

GATEHOUSE MEDIA TEXAS HOLDINGS II, INC.
LMG RHODE ISLAND HOLDINGS, INC.
LMG MAINE HOLDINGS, INC.
CUMMINGS ACQUISITION, INC.

By:	/s/ Kirk A. Daris
Name:	Kirk A. Davis
Title:	Chief Executive Officer

NEW MEDIA HOLDINGS II LLC

FIFTH AMENDMENT AND JOINDER TO CREDIT AGREEMENT

CA DAYTONA HOLDINGS, INC.
CA ALABAMA HOLDINGS, INC.
CA FLORIDA HOLDINGS, INC.
CA SOUTH CAROLINA HOLDINGS, INC.
CA NORTH CAROLINA HOLDINGS, INC.
CA LOUISIANA HOLDINGS, INC.
CA MASSACHUSETTS HOLDINGS, INC.

By:	/s/ Mark Maring
Name:	Mark Maring
Title:	Treasurer

NEW MEDIA HOLDINGS II LLC

FIFTH AMENDMENT AND JOINDER TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	CITIZENS BANK OF PENNSYLVANIA, as Administrative Agent

	By:	/s/ A. Paul Dawley
Name: A. Paul Dawley
	Title:	Vice President

NEW MEDIA HOLDINGS II LLC

FIFTH AMENDMENT AND JOINDER TO CREDIT AGREEMENT

ADDITIONAL LENDER:	HSBC BANK USA, NATIONAL ASSOCIATION, as an Additional Lender

	By:	/s/ Alberto Uy
	Name:	ALBERTO UY
	Title:	VICE PRESIDENT

NEW MEDIA HOLDINGS II LLC

FIFTH AMENDMENT AND JOINDER TO CREDIT AGREEMENT

ADDITIONAL LENDER:	DEUTSCHE BANK AG NEW YORK BRANCH, as an Additional Lender

	By:	/s/ Michael Winters
	Name:	Michael Winters
	Title:	Vice President

	By:	/s/ Kirk L. Tashjian
	Name:	Kirk L. Tashjian
	Title:	Director

NEW MEDIA HOLDINGS II LLC

FIFTH AMENDMENT AND JOINDER TO CREDIT AGREEMENT

Annex A

Amended Schedule 2.2 to Credit Agreement

[See attached.]

SCHEDULE 2.2

Revolving Credit Commitment

Lender	Revolving Credit Commitment

Citizens Bank of Pennsylvania	$16,666,666.67

Credit Suisse AG, Cayman Islands Branch	$8,333,333.33

HSBC Bank USA, National Association	$10,000,000

Deutsche Bank AG New York Branch	$5,000,000

TOTAL:	$40,000,000.00

Annex B

Letters of Credit

Issuing Bank	Credit Party	LC#	Amount	Issue Date	Expiration	Renewal	Purpose
Citizens Bank of Pennsylvania	New Media Holdings II LLC	LC #S910322	$208,125.06	1/9/2015	1/9/2016	Annually	In favor of UB Operating Company III, LLC – For Halifax Closing
Citizens Bank of Pennsylvania	New Media Holdings II LLC	LC #S910324	$92,500.04	1/9/2015	1/9/2016	Annually	In favor of UB Operating Company III, LLC – For Halifax Closing